EXHIBIT 10.1

NOBEL LEARNING COMMUNITIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of April 19, 2004, between Nobel Learning Communities, Inc., a Delaware corporation (“Borrower”), and Harris Trust and Savings Bank (“HTSB”), as sole Lender on the date hereof and as Administrative Agent for the Lenders.

PRELIMINARY STATEMENTS

A. The Borrower, the Guarantors, and HTSB entered into a certain Credit Agreement, dated as of February 20, 2004 (referred to herein as the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrower has requested that HTSB extend the deadline by which the Borrower is to sell its real property located in Alpharetta, Georgia in order to exclude Capital Expenditures in connection therewith from certain restrictions set forth in the Credit Agreement, amend the restriction on changing the Borrower’s fiscal year end, and make certain other amendments to the Credit Agreement, and HTSB is willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1. The definition of “Capital Expenditures” set forth in Section 5.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Capital Expenditures” means, with respect to any Person for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to property, plant, or equipment (including replacements, capitalized repairs, and improvements) which should be capitalized on the balance sheet of such Person in accordance with GAAP, but specifically excluding Capital Expenditures incurred in connection with the purchase of certain real property located in Alpharetta, Georgia (the “Alpharetta Property”), as long as such real property is sold by the Borrower not later than April 30, 2005 in a transaction pursuant to which the Borrower receives and pays to the Administrative Agent as a prepayment on the Obligations Net Cash Proceeds of not less than $1,000,000; provided, however, that if the Borrower fails to sell the Alpharetta Property by April 30, 2005, then all Capital Expenditures incurred in connection with the purchase of the Alpharetta Property shall be included in the Borrower’s Capital Expenditures for the first fiscal quarter of 2005 of the Borrower.

1.2. In order to fix a scrivener’s error, the word “to” immediately following “within 30 days after” set forth in the first sentence of Section 8.5(f) shall be deleted.

1.3. Subsection (i) of Section 8.8 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(i) Liens granted in favor of EAB Leasing Corp. on Property of the Borrower and its Subsidiaries to secure an equipment lease, provided that, by June 7, 2004 and without the expenditure by the Borrower and its Subsidiaries of more than $1,500,000, either (x) the holder of such Liens has agreed in writing to modify their scope so that the Property encumbered thereby shall not extend beyond the leased equipment and certain proceeds thereof acceptable to the Administrative Agent and has filed a UCC amendment reflecting such modification in all necessary jurisdictions, or (y) such Liens have been terminated and released by the holder thereof; and

1.4. Section 8.16 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

Section 8.16. No Changes in Fiscal Year. The fiscal year of the Borrower and its Subsidiaries ends on June 30 of each year; and the Borrower shall not, nor shall it permit any Subsidiary to, change its fiscal year or the corresponding fiscal quarters from their present basis; provided, however, that the Borrower may change such fiscal year to end on the Saturday closest to June 30 of each year (whether such Saturday is before or after June 30), with corresponding changes to its fiscal quarter ending dates.

SECTION 2. CONDITIONS PRECEDENT.

Upon the satisfaction of all of the following conditions precedent, this Amendment shall become effective on and as of the date first above written to the same extent as if it had been entered into on such date:

2.1. The Borrower and HTSB shall have executed and delivered this Amendment.

2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to HTSB and its counsel.

2.3. The Guarantors shall have executed and delivered to HTSB their consent to this Amendment in the form set forth below.

SECTION 3. REPRESENTATIONS.

In order to induce HTSB to execute and deliver this Amendment, the Borrower hereby represents to HTSB that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Administrative Agent) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

4.1. The Borrower and the Guarantors heretofore executed and delivered to the Lenders the Collateral Documents. Each of the Borrower and the Guarantors hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent and Lenders thereunder, the obligations of the Borrower and Guarantors thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This First Amendment to Credit Agreement is entered into as of the date and year first above written.

NOBEL LEARNING COMMUNITIES, INC.

By	/s/ Thomas Frank
Name	Thomas Frank
Title	Chief Financial Officer

Accepted and agreed to.

HARRIS TRUST AND SAVINGS BANK, as the sole Lender and as Administrative Agent

By	/s/ Jay S. Dameron
Name	Jay S. Dameron
Title	Vice President

GUARANTORS’ ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned, pursuant to Section 12 of the Credit Agreement, has, inter alia, guaranteed the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability owed by the Borrower and its Subsidiaries to the Lenders and their Affiliates. Each of the undersigned hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Credit Agreement.

MERRYHILL SCHOOLS NEVADA, INC.

By	/s/ Gary V. Lea
Name	Gary V. Lea
Title	President

NEDI, INC.

By	/s/ William E. Bailey
Name	William E. Bailey
Title	Vice President, Assistant Secretary

THE HOUSTON LEARNING ACADEMY, INC.

By	/s/ Thomas Frank
Name	Thomas Frank
Title	Vice President & Assistant Secretary

HOUSTON LEARNING ACADEMY–SAN ANTONIO, INC.

By	/s/ Kathy E. Herman
Name	Kathy E. Herman
Title	Assistant Secretary

SPYROS, INC.

By	/s/ Kathy E. Herman
Name	Kathy E. Herman
Title	Assistant Secretary

ORTHONI, INC.

By	/s/ Kathy E. Herman
Name	Kathy E. Herman
Title	Assistant Secretary

MARIAN CATECHIS, INC.

By	/s/ Kathy E. Herman
Name	Kathy E. Herman
Title	Assistant Secretary

SANC, INC.

By	/s/ Kathy E. Herman
Name	Kathy E. Herman
Title	Assistant Secretary

MALONA, INC.

By	/s/ Kathy E. Herman
Name	Kathy E. Herman
Title	Assistant Secretary

NOBEL LEARNING TECHNOLOGIES, INC.

By	/s/ William E. Bailey
Name	William E. Bailey
Title	Treasurer

NOBEL SCHOOL MANAGEMENT SERVICES, INC.

By	/s/ Thomas Frank
Name	Thomas Frank
Title	Vice President & Assistant Secretary

NOBEL EDUCATION DYNAMICS FLORIDA, INC.

By	/s/ Thomas Frank
Name	Thomas Frank
Title	Vice President & Assistant Secretary

PALADIN ACADEMY, L.L.C.

By:	Nobel Learning Communities, Inc., its sole member

By	/s/ Thomas Frank
Name	Thomas Frank
Title	Chief Financial Officer

THE ACTIVITIES CLUB, INC.

By	/s/ Thomas Frank
Name	Thomas Frank
Title	Secretary and Treasurer